UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2005

STEWART ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

LOUISIANA (State or other jurisdiction of incorporation)	1-15449 (Commission File Number)	72-0693290 (I.R.S. Employer Identification No.)

1333 South Clearview Parkway
Jefferson, Louisiana 70121
(Address of principal executive offices) (Zip Code)

(504) 729-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFP 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On July 6, 2005, Everett N. Kendrick, age 63, Senior Vice President and President of the Sales and Marketing Division, was appointed Executive Vice President and Chief Operating Officer (“COO”) of Stewart Enterprises, Inc. (the “Company”) effective August 1. Mr. Kendrick will also continue as President of the Sales and Marketing Division, a position he has held since 2000. Mr. Kendrick is a former regional chief operating officer of the Company. He joined Stewart Enterprises in 1993 and brings more than 37 years of death care experience to his new position as COO.

     The Employment Agreement between the Company and Mr. Kendrick will be amended to increase his annual salary to $350,000 with eligibility for an increase of $50,000 after one year based upon the achievement of performance criteria to be established by the Compensation Committee of the Company’s Board of Directors. He will be eligible for a maximum annual bonus of 130% of base salary. All material terms of the amendment to his Employment Agreement will be described in a separate filing on Form 8-K following its completion and execution.

     The Company paid $267,595 in fiscal year 2004 and $285,986 for the year-to-date period ended July 14, 2005, in cash compensation to Brenna D. Bennett, wife of Everett N. Kendrick, in her capacity as a senior sales executive for the Company.

     On July 6, 2005, Brent F. Heffron, Executive Vice President and President of the Southern Division, was appointed as President of the new Eastern Division.

     On July 6, 2005, G. Kenneth Stephens, Jr., Senior Vice President and President of the Eastern Division, was appointed as President of the new Western Division.

     On July 6, 2005, Randall L. Stricklin, Senior Vice President and President of the Western Division, was appointed as President of Corporate Development.

     On July 6, 2005, Michael K. Crane, Sr., Senior Vice President and President of the Central Division, announced his plans to retire from the Company effective October 31, 2005.

     A copy of the Company’s press release announcing these management changes is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

Exhibit Number	Description
99.1	Press release dated July 14, 2005 announcing Everett N. Kendrick as COO and reorganization of operating divisions

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART ENTERPRISES, INC.
July 14, 2005	/s/ Michael G. Hymel
Michael G. Hymel
Vice President Corporate Controller Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated July 14, 2005 announcing Everett N. Kendrick as COO and reorganization of operating divisions